Exhibit 99.1

Inpixon Announces Record Date and Details for Subsidiary Spin-off and its Planned Business Combination with Damon Motors

Inpixon Securityholders to Receive Shares of Spin-off Standalone Public Company

The Spin-off Advances Progression of Planned Business Combination between Inpixon Subsidiary Grafiti Holding and Damon Motors

PALO ALTO, Calif., Dec. 14, 2023 /PRNewswire/ -- Inpixon® (Nasdaq: INPX) today announced that its board of directors has set December 27th, 2023 as the record date (“Record Date”) for determining the holders of Inpixon’s outstanding capital stock and certain other securities (the “Record Date Securityholders”) entitled to the distribution of all the outstanding shares of Grafiti Holding Inc. (“Grafiti”) owned by Inpixon (the “Spin-off Shares”) in connection with its previously announced spinoff (“Spin-off”).

The Spin-off is required to be completed prior to the planned business combination between Grafiti and Damon Motors, Inc. (“Damon”), the maker of the acclaimed HyperSport electric motorcycle (“Business Combination”). The Damon HyperSport is expected to be one of the safest, smartest, and most powerful motorcycles available in the market. Upon the completion of the Business Combination, the combined company will be listed on the Nasdaq Capital Market (“Nasdaq”), subject to the approval of an initial listing application.

Nadir Ali, CEO of Inpixon said, “I’m pleased to report we are making progress with the planned Spin-off and the anticipated business combination of Grafiti with Damon. This transaction represents what we believe is a tremendous opportunity to maximize value for our shareholders. Importantly, Damon’s electric motorcycles are poised to further innovate the transportation industry, incorporating cutting-edge technology designed to solve unaddressed safety problems in motorcycling. Moreover, with an impressive 200 hp, 200 mph, 200 miles of range, and more than $85 million in non-binding reservations in hand, Damon holds the potential to capture a meaningful share of the multi-billion global motorcycle market.”

On the Record Date, Inpixon plans to transfer all of the Spin-off Shares to a liquidating trust for the benefit of the Record Date Securityholders, which will hold the Spin-off Shares in trust until the effectiveness of a registration statement covering the Spin-off Shares (the “Registration Statement”), which Grafiti has confidentially submitted with the Securities and Exchange Commission. Following the effectiveness of the Registration Statement, the trust will distribute the Spin-off Shares to the Record Date Securityholders on a pro rata basis. During the period that the trust remains in possession of the Spin-off Shares, and prior to their delivery to the Record Date Securityholders, the beneficial interests in such shares will not be certificated or tradable, and will not be transferrable prior to consummation of the Business Combination.  After the consummation of the Business Combination, 80% of the Spin-off Shares will be subject to lock-up restrictions, subject to release in two equal tranches at 90 days and 180 days after consummation of the Business Combination, subject to earlier release of all the locked-up shares if the shares sustain a specified trading threshold on Nasdaq.

For U.S. federal and applicable state income tax purposes, the Record Date Securityholders will be deemed to receive a distribution of the Spin-off Shares from Inpixon as of the Record Date.

The Record Date Securityholders and management holding Spin-off Shares immediately prior to the closing of the Business Combination are anticipated to retain approximately 18.75% of the outstanding capital stock of the combined company determined on a fully diluted basis, which includes up to 5% in equity incentives which may be issued to Inpixon management.

Inpixon will retain its Industrial Internet of Things (IIOT) business line and continue to progress toward completion of the business combination transaction with XTI Aircraft Company. Inpixon believes that these opportunities, when consummated, will offer multiple opportunities for its shareholders to maximize the value of their investment in Inpixon.

The Record Date Securityholders do not need to take any action. Following the closing of the Business Combination, Inpixon stockholders will continue to hold, along with their new common shares of Grafiti, the same number of shares of Inpixon common stock that they held immediately prior to the closing of the Business Combination.

Factors that May Affect the Distribution and Spin-off

The distribution of the Spin-off Shares to the Record Date Securityholders is conditioned upon the effectiveness of the Registration Statement. In addition, the Business Combination is subject to the satisfaction or waiver of certain closing conditions, including approval of the Business Combination by Damon securityholders, approval by the Supreme Court of British Columbia, and a Plan of Arrangement for purposes of compliance with the exemption from registration provided by Section 3(a)(10) under the Securities Act of 1933, as amended, in connection with the issuance by Grafiti of the merger consideration to Damon securityholders, as well as approval by Nasdaq to list the shares of the combined company. No assurance can be provided as to the timing of the completion of the distribution and the Business Combination or that all conditions to the Spin-off or the Business Combination will be satisfied. Inpixon expects that there will be no public trading market for the shares of Grafiti until or unless the Business Combination is consummated.

Inpixon may elect to change the Record Date for the Spin-off to a later date or to not proceed with the distribution.

About Inpixon

Inpixon® (Nasdaq: INPX) is the innovator of Indoor Intelligence®, delivering actionable insights for people, places and things. Combining the power of mapping, positioning and analytics, Inpixon helps to create smarter, safer, and more secure environments. The company’s Indoor Intelligence and industrial real-time location system (RTLS) solutions are leveraged by a multitude of industries to optimize operations, increase productivity, and enhance safety. Inpixon customers can take advantage of industry leading location awareness, analytics, sensor fusion, IIoT and the IoT to create exceptional experiences and to do good with indoor data. For the latest insights, follow Inpixon on LinkedIn, and X, and visit inpixon.com.

About Damon Motors

Damon is a global technology leader disrupting urban mobility, led by entrepreneurs and executives from world-class EV and technology companies. With its offices in San Rafael, California and headquartered in Vancouver, Canada, Damon is on a mission to cause a paradigm shift for safer, smarter motorcycling. Anchored by its proprietary electric powertrain, HyperDrive™, Damon has captured the attention of the motorcycling world by delivering 200 hp, a top speed of 200 mph, 200 miles of range, innovative design, and new safety features, including CoPilot™ and Shift™, which are attracting an entirely new generation of motorcycle riders. With strong consumer interest in the US and abroad, Damon aims to set a new standard for motorcycle safety and sustainability worldwide. For more information on how Damon technology is defining the new industry standard, please visit damon.com.

Important Information About the Proposed Damon Transaction and Where to Find It

In connection with the Spin-off, Grafiti has confidentially filed with the SEC a registration statement, registering Grafiti common shares. Grafiti will also file a preliminary and final non-offering prospectus with the British Columbia Securities Commission relating to the Business Combination with Damon. This press release does not contain all the information that should be considered concerning the Spin-off and the Business Combination with Damon (the “Proposed Damon Transaction”) and is not a substitute for any other documents that Inpixon or Grafiti may file with the SEC, or that Damon may send to stockholders in connection with the business combination. It is not intended to form the basis of any investment decision or any other decision in respect to the Proposed Damon Transaction. Damon’s stockholders and Inpixon’s stockholders and other interested persons are advised to read, when available, the registration statement of Grafiti together with its exhibits, as these materials will contain important information about Inpixon, Grafiti, Damon, the Proposed Damon Transaction.

The registration statement, upon effectiveness, and other documents to be filed by Grafiti with the SEC will also be available free of charge, at the SEC’s website at www.sec.gov, or by directing a request to: Grafiti Holding Inc., 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303.

Forward-Looking Statements Regarding the Proposed Damon Transaction

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements other than statements of historical fact contained in this press release, including statements regarding the benefits of the Proposed Damon Transaction, the anticipated timing of the completion of the Proposed Damon Transaction, the products under development by Damon and the markets in which it plans to operate, the advantages of Damon’s technology, Damon’s competitive landscape and positioning, and Damon’s growth plans and strategies, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts, and assumptions that, while considered reasonable by Inpixon and its management, and Damon and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to:

●	the risk that the Proposed Damon Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Inpixon’s securities;

●	the risk that the public market valuation of the combined company following the consummation of the business combination may differ from the valuation range ascertained by the parties to the business combination and their respective financial advisors, and that the valuation to be ascertained by an independent financial advisor to Damon in connection with the business combination may differ from the valuation ascertained by Inpixon’s independent financial advisor;

●	the failure to satisfy the conditions to the consummation of the Proposed Damon Transaction, including receiving the necessary approvals from the Damon securityholders and the Supreme Court of British Columbia with respect to the Plan of Arrangement;

●	the occurrence of any event, change or other circumstance that could give rise to the termination of the Proposed Damon Transaction;

●	the effect of the announcement or pendency of the Proposed Damon Transaction on Inpixon, Grafiti and Damon’s business relationships, performance, and business generally;

●	risks that the Proposed Damon Transaction disrupts current plans of Inpixon, Grafiti and Damon and potential difficulties in their employee retention as a result of the Proposed Damon Transaction;

●	the outcome of any legal proceedings that may be instituted against Damon, Grafiti or Inpixon related to the Proposed Damon Transaction;

●	failure to realize the anticipated benefits of the Proposed Damon Transaction;

●	the inability to satisfy the initial listing criteria of Nasdaq or obtain Nasdaq approval of the initial listing of the combined company on Nasdaq;

●	the risk that the price of the securities of the combined company may be volatile due to a variety of factors, including changes in the highly competitive industries in which Grafiti and Damon operate, variations in performance across competitors, changes in laws, regulations, technologies that may impose additional costs and compliance burdens on Grafiti and Damon’s operations, global supply chain disruptions and shortages, and macro-economic and social environments affecting Grafiti and Damon’s business and changes in the combined capital structure;

●	the inability to implement business plans, forecasts, and other expectations after the completion of the Proposed Damon Transaction, and identify and realize additional opportunities;

●	the risk that Damon has a limited operating history, has not achieved sufficient sales and production capacity at a mass-production facility, and Damon and its current and future collaborators may be unable to successfully develop and market Damon’s motorcycles or solutions, or may experience significant delays in doing so;

●	the risk that the combined company may never achieve or sustain profitability;

●	the risk that Damon and the combined company may be unable to raise additional capital on acceptable terms to finance its operations and remain a going concern;

●	the risk that the combined company experiences difficulties in managing its growth and expanding operations;

●	the risk that Damon’s $85 million of non-binding reservations are canceled, modified, delayed or not placed and that Damon must return the refundable deposits and such reservations are not converted to sales;

●	the risks relating to Damon’s ability to satisfy the conditions and deliver on the orders and reservations, its ability to maintain quality control of its motorcycles, and Damon’s dependence on third parties for supplying components and manufacturing the motorcycles;

●	the risk that other motorcycle manufacturers develop competitive electric motorcycles or other competitive motorcycles that adversely affect Damon’s market position;

●	the risk that Damon’s patent applications may not be approved or may take longer than expected, and Damon may incur substantial costs in enforcing and protecting its intellectual property;

●	the risk that Damon’s estimates of market demand may be inaccurate; and

●	other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Inpixon’s Annual Report on Form 10-K for the year ended December, 31, 2022, which was filed with the SEC on April 17, 2023, and Quarterly Report on Form 10-Q for the quarterly period thereafter, as such factors may be updated from time to time in Inpixon’s filings with the SEC, and the registration statement to be filed by Grafiti in connection with the Spin-off. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Inpixon nor Damon gives any assurance that either Inpixon or Damon or the combined company will achieve its expected results. Neither Inpixon nor Damon undertakes any duty to update these forward-looking statements, except as otherwise required by law.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Contacts

Inpixon Contacts

General inquiries:

Email: marketing@inpixon.com

Web: inpixon.com/contact-us

Investor relations:

Crescendo Communications for Inpixon

Tel: +1 212-671-1020

Email: INPX@crescendo-ir.com

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